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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported) June 15, 2000

         GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and
         Servicing Agreement, dated as of June 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-1, Home Equity Loan
         Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
           Delaware                       333-95349               68-0397342
-------------------------------       -----------------      ------------------
(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
Incorporation)                        Number)                Identification No.)

700 Larkspur Landing Circle                                             94939
                                                                      ---------
Suite 240                                                            (Zip Code)
Larkspur, California
--------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code    (415) 925-5442
                                                    ----------------

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Item 2.    Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  GreenPoint Mortgage Securities Inc. (the "Registrant") registered an issuance of up to $748,307,624 in principal amount of Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-95349) (the "Registration Statement"). Pursuant to the Registration Statement, GreenPoint Home Equity Loan Trust 2000-1 (the "Trust") issued approximately $108,598,000 in aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series 2000-1 (the "Class A-2 Notes"), on June 29, 2000 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Class A-2 Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Class A-2 Notes were issued pursuant to a Pooling Agreement and Indenture (the "Pooling Agreement") attached hereto as Exhibit 4.3, dated as of June 1, 2000, among the Trust, Bankers Trust Company in its capacity as Trustee (the "Trustee") and the Federal Home Loan Mortgage Corporation. The Notes evidence indebtedness of the Trust. Also issued, but not offered, by the Trust were Class A-1 Certificates (the "Class A-1 Certificates") and Residual Certificates (the "Residual Certificates"), together evidencing the ownership interest in the Trust.

                  The primary assets of the Trust are two pools of adjustable-rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans.

                  The Notes have an aggregate principal amount of $108,598,000 and a variable interest rate.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                   1.1 Underwriting Agreement, dated as of June 15, 2000, among the Registrant, as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Greenwich Capital Markets Inc., as Underwriter (the "Underwriter").

                   4.1 Sale and Servicing Agreement, dated as of June 1, 2000, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Trustee.

                   4.2 Trust Agreement, dated as of June 1, 2000, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

                   4.3 Pooling Agreement and Indenture, dated as of June 1, 2000, among the Trust, the Trustee and the Federal Home Loan Mortgage Corporation.

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                   4.4 Mortgage Loan Purchase Agreement date as of June 1, 2000, by and between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

                   4.5 Certificate Guaranty Insurance Policy relating to the Notes, dated as of June 29, 2000, and issued and delivered by Ambac Assurance Corporation.

                   5.1 Opinion of Tobin & Tobin regarding legality.*

                   8.2 Opinion of Dewey Ballantine LLP regarding tax matters*.

                  10.1 Indemnification Agreement, dated as of June 15, 2000, between the Underwriter and Ambac Assurance Corporation, as Insurer.

                  10.2 Demand Note, dated as of June 29, 2000, issued by GreenPoint Bank.

                  23.4 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.**

                  * Previously filed on Form S-3 with the Securities and Exchange Commission on January 24, 2000.

                  **Previously filed on Form 8-K with the Securities and Exchange Commission on June 27, 2000.

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                                                SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE SECURITIES INC.


                             By: /s/ Kristen Decker
                                 ------------------
                              Name: Kristen Decker
                              Title: Vice President

Dated: July 14, 2000

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                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------

       1.1               Underwriting  Agreement,  dated as of June 15, 2000,  among the Registrant,  as Sponsor (the
                         "Sponsor"),  GreenPoint  Mortgage  Funding,  Inc.,  and Greenwich  Capital  Markets Inc., as
                         Underwriter (the "Underwriter").
       4.1               Sale and  Servicing  Agreement,  dated as of June 1,  2000,  among the  Sponsor,  GreenPoint
                         Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Trustee.
       4.2               Trust  Agreement,  dated as of June 1, 2000,  between  the  Sponsor,  and  Wilmington  Trust
                         Company, as Owner Trustee, relating to the formation of the Trust.
       4.3               Pooling Agreement and Indenture,  dated as of June 1, 2000, among the Trust, the Trustee and the Federal Home Loan Mortgage Corporation.
       4.4               Mortgage  Loan  Purchase  Agreement  date as of  June 1,  2000,  by and  between  GreenPoint
                         Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.
       4.5               Certificate  Guaranty Insurance Policy relating to the Notes, dated as of June 29, 2000, and issued and delivered by Ambac Assurance Corporation.
       5.1               Opinion of Tobin & Tobin regarding legality.*
       8.1               Opinion of Dewey Ballantine LLP regarding tax matters.*
       10.1              Indemnification  Agreement,  dated as of June 15, 2000  between the Underwriter and Ambac
                         Assurance Corporation, as Insurer.
       10.2              Demand Note, dated as of June 29, 2000, issued by GreenPoint Bank.
       23.4              Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.**

                         * Previously filed on Form S-3 with the Securities and Exchange Commission on January 24, 2000.

                         ** Previously filed on Form 8-K with the Securities and Exchange Commission on June 27, 2000.